Exhibit 10.6

                                OPEN-END MORTGAGE
                                       AND
                    COLLATERAL ASSIGNMENT OF LEASES AND RENTS

     THIS MORTGAGE SECURES FUTURE ADVANCES.

     NOTICE IS HEREBY GIVEN PURSUANT TO 42 PA.C.S.A. 8143 ET SEQ.: THIS INSTRUMENT IS AN "OPEN END MORTGAGE" WITHIN THE MEANING OF SAID STATUTE AND SECURES NOT ONLY INDEBTEDNESS OR ADVANCES MADE CONTEMPORANEOUSLY WITH EXECUTION HEREOF, BUT ALSO FUTURE ADVANCES, BOTH OBLIGATORY AND OPTIONAL, TO THE SAME EXTENT AS IF SUCH FUTURE ADVANCES WERE MADE CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, EVEN THOUGH NO ADVANCE MAY BE MADE AT THE TIME OF EXECUTION AND/OR RECORDING HEREOF AND EVEN THOUGH THERE MAY BE NO OUTSTANDING INDEBTEDNESS FOR A PERIOD OF TIME AFTER AN ADVANCE OR ADVANCES MAY HAVE BEEN MADE AND REPAID. FOR THE PURPOSES OF SAID SECTION, THE NAME AND ADDRESS OF COLLATERAL AGENT IS SET FORTH BELOW. THE MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED HEREBY AT ANY TIME SHALL NOT EXCEED $400,000,000 PLUS CERTAIN OTHER UNPAID BALANCES OF ADVANCES, INTEREST AND COSTS AND EXPENSES DESCRIBED BELOW.

     THIS OPEN-END MORTGAGE AND COLLATERAL ASSIGNMENT OF LEASES AND RENTS (hereinafter referred to as this "Mortgage") is made and entered into as of this 11th day of October, 2005, by ELECTRONICS BOUTIQUE OF AMERICA INC., a corporation organized under the laws of the Commonwealth of Pennsylvania, as grantor or mortgagor (hereinafter referred to as "Mortgagor"), Mortgagor having its principal place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382, in favor of BANK OF AMERICA, N.A., as grantee or mortgagee, as collateral agent, (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties, Collateral Agent having an office at 40 Broad Street, 10th Floor, Boston, Massachusetts 02109.

     Each capitalized term used herein but not defined herein shall have the meaning assigned to such term in the Credit Agreement (as defined herein).

                              W I T N E S S E T H:

     A. Reference is made to that certain Credit Agreement dated as of even date herewith (as the same may be amended, modified, supplemented or restated hereafter, the "Credit Agreement"), by, among others, (i) the Mortgagor and certain Affiliates of the Mortgagor (singly, a "Borrower", and collectively, the "Borrowers"), (ii) the Lenders named therein, (iii) Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders, (iv) Citicorp North America, Inc., as Syndication Agent, (v) Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent, (vi) Bank of America, N.A. and Citicorp North America, Inc., as Issuing Banks, and
(vii) Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Joint Lead Arrangers and Joint Lead Bookrunners.

     B. Pursuant to the Credit Agreement, each of the Lenders have agreed to lend to the Borrowers, on a revolving basis, Revolving Loans, at any time and from time to time prior to the Termination Date, the Swingline Lender has agreed to lend, on a revolving basis, Swingline Loans, at any time and from time to time prior to the Termination Date, and the Issuing Banks have issued and have agreed to issue Letters of Credit for the benefit of the Borrowers at any time and from time to time prior to the Termination Date, in each case upon the terms and subject to the conditions specified in, the Credit Agreement.

     C. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Mortgagor of this Mortgage, to secure the due and punctual payment and performance of the following described indebtedness and obligations:
(a) all Obligations; and (b) any and all additional advances made by any Secured Party, to the extent made consistent with the terms hereof, to protect or preserve the Mortgaged Property or the security interest created hereby on the Mortgaged Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Mortgagor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Mortgaged Property at the time of such advances) (hereinafter (a) and (b) shall collectively be referred to as the "Secured Obligations").

     D. Pursuant to the requirements of the Credit Agreement, the Mortgagor is granting this Mortgage in favor of the Collateral Agent, for the ratable benefit of the Secured Parties to create a security interest in the Mortgaged Property (as defined herein) to secure the performance and payment by the Mortgagor of the Secured Obligations. The Credit Agreement also requires the granting by the Mortgagor and/or other Borrowers of other mortgages (the "Other Mortgages") that create security interests in certain mortgaged properties other than the Property to secure the performance of the Secured Obligations.

                                GRANTING CLAUSE:

     NOW THEREFORE, IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency whereof are hereby acknowledged by Mortgagor, and in order to secure the Secured Obligations, Mortgagor does hereby grant, bargain, sell, transfer, assign, mortgage, warrant and convey unto the Collateral Agent, for the ratable benefit of the Secured Parties, and their respective successors and assigns, with MORTGAGE COVENANTS, all of the following described property (hereinafter those items of property described in subparagraphs (a) and (b), below, collectively referred to as the "Property", and together with the property described in subparagraphs (c), (d) and (e), collectively, the "Mortgaged Property"):

     (a) All those certain tracts or parcels of land described in Exhibit A attached hereto and by this reference made a part hereof, together with all right, title and interest of Mortgagor, including any after-acquired title or reversion, in and to the

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rights-of-ways, streets, and alleys adjacent thereto, and all easements, rights-of-way, licenses, operating agreements, strips and gores of land, vaults, streets, ways, alleys, passages, sewers, sewer rights, waters, water courses, water rights and powers, oil, gas and other minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on such land or under or above same, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to said tracts or parcels of land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor and the reversion and reversions, remainder and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Mortgagor of, in and to the same (hereinafter referred to as the "Land"); and

     (b) All buildings, structures, parking areas, landscaping, fixtures, and other improvements of every nature now or hereafter situated, erected or placed on the Land (hereinafter referred to as the "Improvements"); and

     (c) All present and future leases, tenancies, occupancies and licenses, whether written or oral ("Property Leases") of the Land, and the Improvements, or any combination or part thereof, and all income, rents, issues, royalties, profits, revenues, security deposits and other benefits of the Land, and the Improvements, from time to time accruing, all payments under Property Leases, and all payments on account of oil and gas and other mineral Property Leases, working interests, production payments, royalties, overriding royalties, rents, delay rents, operating interests, participating interests and other such entitlements, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Mortgagor of, in and to the same (hereinafter referred to as the "Revenues"); and

     (d) To the extent assignable, all the right, title and interest of Mortgagor in and to all construction contracts, subcontracts, architectural agreements, labor, material and payment bonds, guaranties and warranties, and plans and specifications relating to the construction of Improvements on the Land, whether now or hereafter existing, including, without limitation (i) any architectural or engineering agreement entered into with respect to the design of said Improvements and other architectural or engineering services, (ii) the plans and specifications for the construction of said Improvements prepared by the architect, and (iii) any contractor's agreement entered into with respect to construction of Improvements on the Land (hereinafter collectively referred to as the "Contracts"); and

     (e) All insurance proceeds and all other proceeds (including all Proceeds as defined in the UCC), products, substitutions and accessions of the foregoing of every type.

     TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Collateral Agent for the ratable benefit of the Secured Parties and the successors and assigns of Collateral Agent, in fee simple forever; and Mortgagor covenants that Mortgagor is lawfully seized and possessed of the Property and holds marketable fee simple absolute title to the Property, and in has good right to convey the Property and that the conveyances in this Mortgage are subject to only to Permitted Encumbrances. Except for the Permitted Encumbrances, Mortgagor does warrant and will forever defend the title to the Mortgaged Property against the claims of all persons whomsoever.

     This Mortgage is intended to constitute: (i) a security agreement and financing statement under the Uniform Commercial Code in effect from time to time in the Commonwealth of Pennsylvania (the "UCC"), and (ii) a notice of assignment of rents or profits under law of the Commonwealth of Pennsylvania. This Mortgage is also intended to operate and be construed as an absolute present assignment of the rents, issues and profits of the Property, Mortgagor hereby agreeing, as provided for under law of the Commonwealth of Pennsylvania, that Collateral Agent is entitled to receive the rents, issues and profits of the Property prior to an Event of Default and without entering upon or taking possession of the Property.

     This Mortgage is given to secure the payment and performance of the Secured Obligations, to the extent provided for herein.

     Mortgagor hereby further covenants and agrees with Collateral Agent as follows:

     1. Payment and Performance of Secured Obligations.

     Mortgagor shall promptly pay the Secured Obligations when due, and fully and promptly perform all of the provisions, agreements, covenants and obligations of the Mortgagor, subject to all applicable grace and cure periods.

     2. Impositions, Liens and Charges.

     Mortgagor shall pay all the yearly water and sewer bills, real estate taxes, ad valorem taxes, personal property taxes, assessments, betterments, common area maintenance charges, all governmental charges of every name and restriction which may be levied on the Property as well as the yearly premium installments for the insurance covering the Property as required pursuant to Paragraph 2 hereof (hereinafter collectively referred to as the "Impositions") and other charges, if any, attributable to the Property, subject to the Mortgagor's right to contest, provided such contest complies with terms of
Section 5.5 of the Credit Agreement. Mortgagor shall furnish to the Collateral Agent all bills and notices of amounts due under this Paragraph 2 as soon as received, and, Mortgagor shall furnish to the Collateral Agent evidence of such payments at least five (5) days prior to the dates on which such payments are delinquent for taxes. Mortgagor shall promptly discharge (by bonding, payment or otherwise) any Lien filed against the Property (other than Permitted Encumbrances).

     3. Property and Other Insurance. (a) The Mortgagor shall (i) maintain or shall cause to be maintained insurance with financially sound and reputable insurers reasonably acceptable to the Collateral Agent on the Property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it; (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

     (b) Fire and extended coverage policies maintained with respect to any Property shall be endorsed or otherwise amended to include (i) a non-contributing Collateral Agent clause (regarding the Improvements), in form and substance reasonably satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Mortgagor under the policies directly to the Collateral Agent, (ii) a provision to the effect that none of the Mortgagor, Secured Parties nor any other Person shall be a co-insurer, and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Secured Parties. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds the insurer shall pay all proceeds in excess of $5,000,000 otherwise payable to the Mortgagor under the policies directly to the Collateral Agent, provided, however, that the Collateral Agent hereby agrees that prior to the occurrence of an Event of Default or a Cash Dominion Event, the Collateral Agent shall remit all proceeds received by Collateral Agent under the policies to Mortgagor, provided further that after the occurrence of an Event of Default or a Cash Dominion Event, the Collateral Agent shall apply any proceeds received in accordance with Section
2.22 of the Credit Agreement or Section 6.2 of the Security Agreement, as applicable, (ii) a provision to the effect that none of the Mortgagors, the Secured Parties or any other Person shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums). The Mortgagor shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

     (c) In the event that the Mortgagor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Mortgagor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect to as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Paragraph 3(c), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Mortgagor to the Collateral Agent and shall be additional Secured Obligations secured hereby.

     (d) In the event of any loss or damage to the Property, the Mortgagor shall give immediate written notice to the insurance carrier and to the Collateral Agent. Mortgagor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as Mortgagor's true and lawful agent and attorney-in-fact, whether or not an Event of Default has occurred, to make proof of such loss, to adjust and compromise any claim under insurance policies, and to appear in and prosecute any action arising from such insurance policies. Whether or not an Event of Default has occurred, the Collateral Agent is authorized to collect and receive insurance proceeds, and to deduct therefrom Collateral Agent's expenses incurred in the collection of such proceeds. Mortgagor further authorizes the Collateral Agent, at Collateral Agent's option, whether or not an Event of Default has occurred, to apply the balance of such proceeds to the payment of the Secured Obligations in accordance with the terms of the Credit Agreement.

     4. Preservation and Maintenance. Mortgagor (a) shall not permit or commit waste, impairment, or deterioration of the Property or abandon the Property, (b) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property in the event of any damage, injury or loss thereto, to the equivalent of its condition prior to such damage, injury or loss, or such other condition as the Collateral Agent may approve in writing, (c) shall keep the Property, including the Improvements, in good order, repair and tenantable condition and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good order, repair, and tenantable condition, and (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body, as well as any reciprocal easement agreements or covenants of record, applicable to the Property, subject to the Mortgagor's right to contest, provided such contest complies with terms of
Section 5.5 of the Credit Agreement. Mortgagor covenants and agrees to give the Collateral Agent prompt notice of any non-compliance with such laws, ordinances, regulations or requirements and of any notice of non-compliance therewith which it receives or any threatened or pending proceedings in respect thereto or with respect to the Property. Neither Mortgagor nor any tenant or other person shall remove, demolish or alter any Improvements now existing or hereafter erected on the Property, without the prior consent of the Collateral

Agent, not to be unreasonably withheld, except to the extent the same would impair the structural integrity or value of the Property.

     5. Transfers. Except as otherwise provided in the Credit Agreement, Mortgagor will not, directly or indirectly, without the prior written consent of the Collateral Agent in each instance: (a) sell, convey, assign, transfer, option, mortgage, pledge, hypothecate or dispose of the Mortgaged Property, or any part thereof or interest therein; or (b) create or suffer to be created or to exist any Lien, restriction, or attachment of any kind upon the Mortgaged Property, or any part thereof or interest therein other than the Permitted Encumbrances.

     6. Hazardous Materials Warranties and Indemnification.

     (a) Environmental Representations and Warranties of Mortgagor. In addition to the representations and warranties made in Credit Agreement, Mortgagor represents and warrants to each Secured Party as follows:

     (i) There are no existing or closed underground storage tanks ("USTs") on the Property (i) from which Hazardous Materials have been released or leaked to the environment, or (ii) that are not in compliance with all federal, state, and local laws and regulations covering the installation, operation, maintenance and abandonment of USTs.

     (ii) None of the following will hereafter be brought on or constitute a part of the Property: friable asbestos or friable asbestos-containing material; urea formaldehyde insulation; transformers or other equipment which contain dielectric fluid containing polychlorinated biphenyls; or leaded paint, except as may be brought on the Property in accordance with law or for use or sale in connection with the current use of the Property.

     (iii) There are no existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on the Property except as have been disclosed to relevant Governmental Authorities and as have been regulated, operated, monitored, assessed and (as necessary) remediated in accordance with law.

     (iv) To the best of Mortgagor's knowledge, no pending or current notice has been issued to Mortgagor by any agency, authority, or unit of government that Mortgagor has been identified as a potentially responsible party under any Environmental Law.

     (v) To the best of Mortgagor's knowledge, there exists no pending or current investigation, action, proceeding, or claim by any Governmental Authority or by any third party which could result in any liability, penalty, sanction, or judgment under any Environmental Law with respect to any condition, use or operation of the Property.

     (b) Environmental Covenants of Mortgagor. In addition to the Mortgagor's covenants in the Credit Agreement, the Mortgagor covenants and agrees with each Secured Party that Mortgagor shall:

     (i) remain in material compliance with all Environmental Laws;

     (ii) not store (except in compliance with all Environmental Laws pertaining thereto), dispose of, release or allow the release of any Hazardous Materials on the Property;

     (iii) neither directly nor indirectly transport or arrange for the transport of any Hazardous Materials (except in compliance with all Environmental Laws pertaining thereto); and

     (iv) upon the request of the Collateral Agent, if the Collateral Agent has reason to believe that Hazardous Materials are stored, released or disposed of on the Property, take all reasonable action (including, without limitation, the conducting of reasonably scoped environmental assessments at the sole expense of the Mortgagor in accordance with subparagraph (c) hereof) to confirm that no Hazardous Materials are stored, released or disposed of on the Property.

     (c) Environmental Indemnity. Mortgagor covenants and agrees, at Mortgagor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts reasonably acceptable to the Collateral Agent) and hold each Indemnitee harmless from and against any and all Liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever with respect to any Environmental Liability in accordance with Section 9.3(b) of the Credit Agreement, including, without limitation (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property as required by law, (ii) the costs of any actions taken as required by law in response to a release of any Hazardous Materials on, in, under or affecting all or any portion of the Property in order to prevent or minimize such release so that it does not migrate to adjacent properties or cause or threaten significant risk to present or future public health, safety, welfare or the environment. Indemnitees' rights under this Paragraph shall be in addition to all other rights of Indemnitees under this Mortgage and the other Loan Documents and payments by Mortgagor under this paragraph shall not reduce Mortgagor's obligations and liabilities under any of the Loan Documents.

     (d) Notice to Collateral Agent. If Mortgagor receives any notice or obtains knowledge of (i) any potential or known release of any Hazardous Materials at or from the Property, notification of which must be given to any Governmental Authority under any Environmental Law, or notification of which has, in fact, been given to any Governmental Authority, or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental health or safety matter affecting Mortgagor or the Property (an "Environmental Complaint") from any Person (including, without limitation, the Environmental Protection Agency), then Mortgagor shall immediately notify the Collateral Agent orally and in writing of said release or Environmental Complaint. Upon such notification, the Collateral Agent may, at its election without regard to whether an Event of Default has occurred, obtain one or more reasonably scoped environmental assessments of the Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert approved by the Collateral Agent which evaluates or confirms (i) whether any Hazardous Materials are present in the soil or water at or adjacent to the Property, and (ii) whether the use and operation of the Property comply materially with all Environmental Laws. Environmental assessments may include detailed visual inspections of the Property, including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are reasonably necessary or appropriate for a determination of the compliance of the Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the cost and expense of the Mortgagor. To the extent necessary to allow the Collateral Agent to obtain the environmental assessments provided for herein, the Mortgagor agrees that the Collateral Agent and the representatives and agents of the Collateral Agent shall have a right to enter upon, visit and inspect the Property, provided that in no event shall the Collateral Agent's exercise of this right unreasonably interfere with Mortgagor's use and enjoyment of the Property.

     (e) Survival, Assignability, and Transferability.

     (i) The warranties, representations and indemnity set forth in this Paragraph 6 shall survive the payment and performance of the Secured Obligations and any exercise by Collateral Agent of any remedies under this Mortgage, including without limitation, any remedy in the nature of foreclosure, and shall not merge with any deed given by Mortgagor to Collateral Agent or any Secured Party in lieu of foreclosure.

     (ii) It is agreed and intended by Mortgagor and Collateral Agent that the warranties, representations and indemnity set forth above in this Paragraph 6 may be assigned or otherwise transferred by Collateral Agent to its successors and assigns and to any subsequent purchasers of all or any portion of the Property by, through or under Collateral Agent, without notice to Mortgagor and without any further consent of Mortgagor. To the extent consent or any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Mortgagor in order to maximize the extent and effect of such warranties, representations and indemnity given hereby.

     7. Use of Property. Unless required by applicable law or unless the Collateral Agent has otherwise consented thereto in writing, which consent shall not be unreasonably withheld or delayed, (i) Mortgagor shall not allow changes in the nature of the occupancy or use for which the Property was intended at the time this Mortgage was executed, and (ii) Mortgagor shall not initiate a change in the zoning classification of the Property or subject the Property to restrictive or negative covenants. Mortgagor shall comply with, observe and perform all zoning and other laws affecting the Property, all restrictive covenants affecting the Property, and all licenses and permits affecting the Property, subject to the Mortgagor's right to contest, provided such contest complies with terms of Section 5.5 of the Credit Agreement.

     8. Protection of Collateral Agent's Security. If Mortgagor fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which affects the Mortgaged Property or title thereto or the interest of Collateral Agent therein, including, but not limited to, eminent domain, or code enforcement, then the Collateral Agent, at such Collateral Agent's option, may make such appearances, disburse such sums and take such action as the Collateral Agent deems necessary to protect Collateral Agent's interest herein, including, but not limited to, disbursement of attorneys' fees, payment, contest or compromise of any Lien which is prior to the Lien of this Mortgage, and entry upon the Property to make repairs. Any amounts disbursed by the Collateral Agent pursuant to this Paragraph 8, with interest thereon, shall become a portion of the Secured Obligations. Unless Mortgagor and the Collateral Agent agree to other terms of payment, such amounts shall be payable upon notice from the Collateral Agent to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement at the default rate payable on Prime Rate Loans (the "Default Rate") stated in the Credit Agreement unless collection from Mortgagor of interest at such rate would be contrary to Applicable Law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under Applicable Law. Mortgagor shall have the right to prepay such amounts in whole or in part at any time. Nothing contained in this Paragraph 8 shall require the Collateral Agent to incur any expense or do any act.

     9. Condemnation. If the Property or any portion thereof (the loss of which shall have, in the sole judgment of the Collateral Agent, a material impact on the use, operation or value of the Property) shall be damaged or taken through condemnation (which term, when used in this Mortgage, shall include any damage or taking by any Governmental Authority, quasi-governmental authority, any Person having the power of condemnation, or any transfer by private sale in lieu thereof), either temporarily or permanently, then the Collateral Agent shall have the right to commence, appear in and prosecute any action or proceeding relating to any condemnation or other taking of the Property and to settle or compromise any claim in connection with such condemnation or other taking. Mortgagor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) to commence, appear in and prosecute, in the Collateral Agent's name or Mortgagor's name, any action or proceeding relating to any condemnation or other taking of the Property and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation, or other taking of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to Collateral Agent. Mortgagor authorizes Collateral Agent to apply such awards, proceeds or damages, after the deduction of the Collateral Agent's expenses incurred in the collection of such amounts, in the manner provided in the Credit Agreement. Mortgagor agrees to execute such further assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or injury that the Collateral Agent may require.

     10. Mortgagor and Lien Not Released. From time to time, without affecting the obligation of Mortgagor or Mortgagor's successors or assigns to pay the Secured Obligations and to observe the covenants of Mortgagor contained in this Mortgage and the other Loan Documents, and without affecting the guaranty of any Person, for payment or performance of the Secured Obligations, and without affecting the Lien or priority of Lien of this Mortgage on the Mortgaged Property, the Collateral Agent may, at the Collateral Agent's option, without giving notice to or obtaining the consent of Mortgagor, Mortgagor's successors or assigns or of any Facility Guarantor, and without liability on any Secured Party's part, but subject to the terms and conditions of the Credit Agreement, grant extensions or postponements of the time for payment of the Secured Obligations or any part thereof, release anyone liable on any of the Secured Obligations, accept a renewal note or notes therefor, release from this Mortgage any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to any map or plat or subdivision of the Property, consent to the granting of any easement, join in any extension or subordination agreement and agree in writing with Mortgagor to modify the terms and conditions of any Loan Document. Mortgagor shall pay such title insurance premiums and attorneys' fees as may be incurred, at the Collateral Agent's option, for any such action if taken at Mortgagor's request.

     11. Forbearance Not Waiver. Any forbearance by the Collateral Agent or any other Secured Party in exercising any right or remedy hereunder, or otherwise afforded by Applicable Law, shall not be a waiver of or preclude the exercise of any right or remedy hereunder. The procurement of insurance or the payment of taxes or other Liens by the Collateral Agent shall not be a waiver of the Collateral Agent's right to accelerate the maturity of the Secured Obligations. The Collateral Agent's receipt of any awards, proceeds or damages under Paragraphs 3 and 9 hereof shall not operate to cure or waive Mortgagor's default in payment of the Secured Obligations.

     12. Property Leases and Revenues.

     (a) As part of the consideration for the Secured Obligations, Mortgagor has absolutely and unconditionally collaterally assigned and transferred to Collateral Agent for the ratable benefit of the Secured Parties all of

Mortgagor's right, title and interest in and to the Property Leases and the Revenues, including those now due, past due or to become due by virtue of any Property Lease for the occupancy or use of all or any part of the Property. Mortgagor hereby represents and warrants as follows:

     (i) Mortgagor is the sole and absolute owner of the entire landlord's or lessor's interest in the Property Leases and said rents, issues and profits and shall not assign its interest in, to or under any of the Property Leases or the Revenues to any person or entity other than the Collateral Agent;

     (ii) Mortgagor has made no prior assignment of any of the Property Leases or with respect to any of said rents, issues or profits; and

     (iii) Mortgagor has neither done any act nor omitted to do any act which might prevent Collateral Agent from, or limit Collateral Agent in, acting under any of the provisions of this assignment pursuant to this Mortgage.

     (b) Mortgagor agrees that neither the foregoing assignment of Property Leases and Revenues, nor the exercise of any of Collateral Agent's rights and remedies under Paragraph 17 hereof shall be deemed to make Collateral Agent a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Property Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Collateral Agent, in person or by agent, assumes actual possession thereof. Nor shall the appointment of any receiver for the Property by any court at the request of Collateral Agent or by agreement with Mortgagor, or the entering into possession of any part of the Property by such receiver, be deemed to make Collateral Agent a Collateral Agent-in-possession or otherwise responsible or liable in any manner with respect to the Property Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

     (c) If the Collateral Agent or a receiver enters upon, takes possession of and maintains control of the Property, all Revenues thereafter collected shall be applied first to the costs of taking control of and managing the Property and collecting the Revenues, including, but not limited to, reasonable attorneys' fees actually incurred, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, Impositions and other charges on the Property, and the costs of discharging any obligation or liability of Mortgagor as landlord, lessor or licensor of the Property and then to the Secured Obligations, in the manner set forth in the Credit Agreement. The Collateral Agent and/ or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Revenues actually received. The Collateral Agent shall not be liable to Mortgagor, anyone claiming under or through Mortgagor or anyone having an interest in the Property by reason of anything done or left undone by Collateral Agent pursuant to Paragraph 17 hereof. If the Revenues are not sufficient to meet the costs of taking control of and managing the Property and collecting the

Revenues, any monies expended by the Collateral Agent for such purposes shall become a portion of the Secured Obligations. Unless the Collateral Agent and Mortgagor agree in writing to other terms of payment, such amounts shall be payable upon notice from the Collateral Agent to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement at the Default Rate, unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under Applicable Law. The entering upon and taking possession of and maintaining of control of the Property by the Collateral Agent or the receiver pursuant to the provisions of this Mortgage and the application of Revenues as provided herein shall not cure or waive any Event of Default or invalidate any other right or remedy of the Collateral Agent hereunder.

     (d) At the Collateral Agent's request, the Mortgagor shall enter into a Subordination, Nondisturbance and Attornment Agreement in form and substance reasonably acceptable to Collateral Agent with respect to all Property Leases with tenants of the Property which are not Affiliates of the Mortgagor.

     13. Property Leases and Collection of Revenues. Mortgagor will not, without the consent of the Collateral Agent in writing, which consent shall not be unreasonably withheld or delayed, enter into any Property Lease of all or any portion of the Property or amend, supplement or otherwise modify, or terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Property Lease. Mortgagor agrees not to collect or accept the payment of any Revenues, or other income or profit from, or on account of, any use or occupancy of the Property, in advance of the time when such payment becomes due unless such amount is delivered to the Collateral Agent to be applied to the Secured Obligations, in the manner set forth in the Credit Agreement.

     14. Remedies Cumulative. All remedies provided in this Mortgage are distinct and cumulative to any other right or remedy under this Mortgage or under the other Loan Documents or afforded by law or equity, and may be exercised concurrently, independently or successively.

     15. Taxation of Mortgages. In the event of the enactment of any law deducting from the value of the Property any mortgage Lien thereon, or imposing upon the Collateral Agent the payment of all or part of the taxes, charges or assessments previously paid by Mortgagor pursuant to this Mortgage, or changing the law relating to the taxation of mortgages or debts secured by mortgages or the Collateral Agent's interest in the Property so as to impose new incidents of tax on the Collateral Agent, then Mortgagor shall pay such taxes or assessments or shall reimburse the Collateral Agent therefor.

     16. Events of Default and Acceleration. The occurrence of any "Event of Default" as defined in the Credit Agreement, or the delivery of notice from

Mortgagor pursuant to 42 Pa.C.S.A. 8143 electing to limit the indebtedness secured hereunder, shall constitute an Event of Default hereunder. If an Event of Default shall have occurred and be continuing, the Secured Obligations may be accelerated pursuant to the terms of the Credit Agreement, whereupon the same shall become immediately due and payable, and without presentment, protest, demand or other notice of any kind, all of which are hereby expressly waived by Mortgagor. No omission to exercise such option when entitled to do so shall be construed as a waiver of such right.

     17. Rights and Remedies.

     (a) Foreclosure and other Remedies. Upon the occurrence and during the continuation of any Event of Default, and whether or not the Collateral Agent shall have accelerated the maturity of the Secured Obligations pursuant to Paragraph 16 hereof, the Collateral Agent, at its option, may:

     (i) institute an action of mortgage foreclosure whether by sale, entry or in any other manner provided for hereunder or under the laws of the Commonwealth of Pennsylvania, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the Mortgaged Property or any other security herein or elsewhere provided for, as the Applicable Law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal debt, with interest at the rate(s) stipulated in the Credit Agreement, together with all other sums due from Mortgagor and the other Borrowers in accordance with the provisions of the Credit Agreement and this Mortgage, including all sums which may have been loaned by the Collateral Agent or Lenders to Mortgagor and the other Borrowers after the date of this Mortgage, all sums which may have been advanced by the Collateral Agent or Lenders for taxes, water, or sewer rents, other lienable charges or claims, insurance or repairs or maintenance after the date of this Mortgage (including the period after the entry of any judgment in mortgage foreclosure or other judgment entered pursuant to this Mortgage or any other Loan Document), and all costs of suit, including counsel fees. Mortgagor authorizes the Collateral Agent at its option to foreclose this Mortgage, subject to the rights of any tenants under the Property Leases, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceedings instituted by Collateral Agent to recover the indebtedness secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Property; however, nothing herein contained shall prevent Mortgagor from asserting in any proceedings disputing the amount of the deficiency or the sufficiency of any bid at such foreclosure sale that any such tenants adversely affect the value of the Property;

     (ii) either with or without entering upon or taking possession of the Property, demand, collect and receive any or all Revenues;

     (iii) either with or without entering upon or taking possession of the Property, and without assuming any obligations of Mortgagor thereunder, exercise the rights of Mortgagor under, use or benefit from, any of the Property Leases;

     (iv) in person, by agent or by court-appointed receiver, enter upon, take possession of, and maintain full control of the Mortgaged Property in order to perform all acts necessary or appropriate to maintain and operate the Mortgaged Property, including, but not limited to, the execution, cancellation or modification of Property Leases, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as the Collateral Agent, in its sole discretion, deems proper or appropriate;

     (v) proceed by a suit or suits in law or in equity or by other appropriate proceeding to enforce payment of the Secured Obligations or the performance of any term, covenant, condition or agreement of this Mortgage or the Credit Agreement or any of the other Loan Documents, or any other right, and to pursue any other remedy available to it, all as the Collateral Agent shall determine most effectual for such purposes;

     (vi) institute and maintain such suits and proceedings as the Collateral Agent may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage, to preserve or protects its interest in the Mortgaged Property and the Revenues, and to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that would impair the security hereunder or be prejudicial to the interest of the Collateral Agent;

     (vii) apply all or any portion of the Mortgaged Property, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the Secured Obligations, in the manner set forth in the Credit Agreement or the Security Agreement, as applicable;

     (viii) have judgment entered pursuant to any power to confess judgment contained in this Mortgage;

     (ix) exercise any other right or remedy of a mortgagee or Secured Party under the laws of the Commonwealth of Pennsylvania.

     (b) Receiver. If an Event of Default shall have occurred, the Collateral Agent, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the occupancy or value of any security for the Secured Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of the Mortgaged Property and to operate the Property and to collect and apply the Revenues. The receiver shall have all of the rights and powers permitted under the laws of the Commonwealth of Pennsylvania. Mortgagor will pay to the Collateral Agent upon demand, all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to such appointment and all such expenses shall be a portion of the Secured Obligations.

     (c) Sale or Other Disposition of Mortgaged Property. Mortgagor waives any right to require the marshaling of any of its assets in connection with any disposition conducted pursuant hereto. In the event all or part of the Mortgaged Property is included at any foreclosure sale conducted pursuant hereto, a single total price for the Mortgaged Property, or such part thereof as is sold, may be accepted by the Collateral Agent with no obligation to distinguish between the application of such proceeds amongst the property comprising the Mortgaged Property.

     (d) Collection of Revenues. In connection with the exercise by Collateral Agent of the rights and remedies provided for in subparagraph (a)(ii) of this Paragraph 17:

     (i) Collateral Agent may notify any tenant, lessee or licensee of the Property, either in the name of Collateral Agent or Mortgagor, to make payment of Revenues directly to Collateral Agent or Collateral Agent's agents, may advise any person of Collateral Agent's interest in and to the Revenues, and may collect directly from such tenants, lessees and licensees all amounts due on account of the Revenues;

     (ii) At Collateral Agent's request, Mortgagor will provide written notification to any or all tenants, lessees and licensees of the Property concerning Collateral Agent's interest in the Revenues and will request that such tenants, lessees and licensees forward payment thereof directly to Collateral Agent;

     (iii) Mortgagor shall hold any proceeds and collections of any of the Revenues in trust for Collateral Agent and shall not commingle such proceeds or collections with any other funds of Mortgagor; and

     (iv) Mortgagor shall deliver all such proceeds to Collateral Agent immediately upon the receipt thereof by Mortgagor in the identical form received, but duly endorsed or assigned on behalf of Mortgagor to Collateral Agent.

     (e) CONFESSION OF JUDGMENT. FOR THE PURPOSE OF PROCURING POSSESSION OF THE PROPERTY IN THE EVENT OF ANY DEFAULT HEREUNDER OR UNDER THE CREDIT AGREEMENT,

MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO APPEAR FOR AND CONFESS JUDGMENT IN EJECTMENT FOR POSSESSION OF THE PROPERTY AGAINST MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, FOR THE RECOVERY BY COLLATERAL AGENT OF POSSESSION OF THE SAME, WITHOUT ANY STAY OF EXECUTION, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. MORTGAGOR HEREBY RELEASES COLLATERAL AGENT FROM ALL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH ACTION AND JUDGMENT AND IN CAUSING SUCH WRIT OR WRITS TO BE ISSUED, AND HEREBY AGREES THAT NO WRIT OR ERROR, APPEAL, PETITION TO OPEN OR STRIKE OFF JUDGMENT, OR OTHER OBJECTION SHALL BE FILED OR MADE WITH RESPECT THERETO. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE DISCONTINUED OR POSSESSION OF THE PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, COLLATERAL AGENT SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE PROPERTY. COLLATERAL AGENT MAY BRING SUCH ACTION IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF FORECLOSURE PROCEEDINGS UPON THIS MORTGAGE, OR AFTER JUDGMENT THEREON OR ON THE CREDIT AGREEMENT, OR AFTER A SALE OF THE PROPERTY BY THE SHERIFF.

     (f) Additional Waivers by Mortgagor. Mortgagor hereby expressly waives and releases (a) all technical errors, defects and imperfections in any proceedings instituted by Collateral Agent under this Security Instrument; (b) all benefits that might accrue to Mortgagor by virtue of any present or future laws exempting the Property or any part of the proceeds arising from any sale thereof from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and
(c) any present or future statue of limitation or moratorium law or any other present or future law, regulation or judicial decision which provides for any stay of execution, marshaling of assets, exemption from civil process, redemption, extension of time for payment or valuation or appraisement of any of the Property.

     (g) Use and Occupation of Property. In connection with the exercise of Agent's rights under Subparagraph (a)(v) of this Paragraph 17, the Collateral Agent may enter upon, occupy, and use all or any part of the Property and may exclude Mortgagor from the Land and the Improvements or portion thereof as may have been so entered upon, occupied, or used. In the event Collateral Agent manages the Land and the Improvements in accordance with Subparagraph (a)(vi) herein, Mortgagor shall pay to the Collateral Agent on demand a reasonable fee for the management thereof in addition to the Secured Obligations. Further, the Collateral Agent may make such alterations, renovations, repairs, and replacements to the Improvements, as the Collateral Agent, in its sole discretion, deems proper or appropriate. The obligation of Mortgagor to pay such amounts and all expenses incurred by Collateral Agent in the exercise of its rights hereunder shall be included in the Secured Obligations and shall accrue interest at the Default Rate, unless collection from Mortgagor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law.

     (h) Partial Sales. Mortgagor agrees that in case Collateral Agent, in the exercise of the power of sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parts or parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Mortgaged Property not previously sold shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the Secured Obligations.

     (i) Post Judgment Remedies. Mortgagor authorizes the Collateral Agent, at its option after entry of any judgment in mortgage foreclosure pursuant to this Mortgage, and/or any judgment, by confession or otherwise, pursuant to the Credit Agreement, to petition, the court to which such judgment was entered to reassess damages and/or modify such judgment to include (i) all sums which may have been advanced or paid by Collateral Agent after the entry of such judgment for, or are otherwise due and payable for, taxes, water and sewer rents, other lienable charges or claims, attorneys' fees and costs, insurance for or repairs to or maintenance of the Property, and (ii) additional accrued interest at the highest rate of interest provided for under the Credit Agreement.

     (j) Assembly of Mortgaged Property. Upon the occurrence of any Event of Default, the Collateral Agent may require Mortgagor to assemble that portion of the Mortgaged Property consisting of personal property and make it available to Collateral Agent, at Mortgagor's sole risk and expense, at a place or places to be designated by Collateral Agent which are reasonably convenient to both Collateral Agent and Mortgagor.

     (k) Power of Attorney. Mortgagor hereby irrevocably constitutes and appoints Collateral Agent as Mortgagor's true and lawful attorney in fact, exercisable only after the occurrence of and during the continuance of an Event of Default, to take any action with respect to the Mortgaged Property to preserve, protect, or realize upon Collateral Agent's interest therein, each at the sole risk, cost and expense of Mortgagor, but for the sole benefit of the Collateral Agent. The rights and powers granted the Collateral Agent by the within appointment include, but are not limited to, the right and power to: (i) prosecute, defend, compromise, settle, or release any action relating to the Mortgaged Property;
(ii) endorse the name of Mortgagor in favor of Collateral Agent upon any and all checks or other items constituting Revenues; (iii) enter into leases or subleases relative to all or a portion of the Land or the Improvements; (iv) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any Improvements on the Land; (v) manage, operate, maintain, or repair the Land and the Improvements pursuant to Contracts or otherwise; and (vi) exercise the rights of Mortgagor under any Property Leases or any Contracts. The Collateral Agent shall not be obligated to perform any of such acts or to exercise any of such powers, but if the Collateral Agent elects so to perform or exercise, Collateral Agent shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Mortgagor except for Collateral Agent's willful misconduct, gross negligence or bad faith, as determined by a court of competent jurisdiction by final and nonappealable judgment. All powers conferred upon the Collateral Agent by this Mortgage (which shall only be exercised only after the occurrence of and during the continuance of an Event of Default), being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of the Collateral Agent.

     18. Notices. Any and all notices, demands, elections or requests provided for or permitted to be given pursuant to this Mortgage shall be given or served as provided in Section 9.1 of the Credit Agreement.

     19. Successors and Assigns Bound; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Collateral Agent and Mortgagor, subject to the provisions of Paragraph 6 hereof. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

     20. Governing Law; Severability. This Mortgage and the obligations of Mortgagor hereunder shall be governed by and interpreted and determined in accordance with the laws of the State of New York except that the creation, governance, administration and enforcement of Liens and rights and remedies with respect to the Property shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania. In the event that any provision or clause of this Mortgage or any other Loan Document conflicts with Applicable Law, such conflict shall not affect other provisions of this Mortgage or such Loan Document which can be given effect without the conflicting provision, and to this end, the provisions of this Mortgage and the other Loan Documents are declared to be severable. In the event that any Applicable Law limiting the amount of interest or other charges permitted to be collected from Mortgagor is interpreted by a court of competent jurisdiction in a final order so that any charge for which provision is made in this Mortgage or in the other Loan Documents, whether considered separately or together with other charges permitted to be collected from Mortgagor, is interpreted so that any such charge, whether considered separately or together with other charges that are considered a part of the transaction represented by this Mortgage and the other Loan Documents, violates such law, and Mortgagor is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to the Collateral Agent in excess of the amounts payable to the Collateral Agent pursuant to such charges as reduced shall be applied by the Collateral Agent to reduce the principal of the Secured Obligations.

     21. Discharge. This Agreement shall terminate and the Collateral Agent shall discharge this Mortgage when all the Secured Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, there are no Letter of Credit Outstandings and the Issuing Banks have no further commitment to issue Letters of Credit under the Credit Agreement. Mortgagor shall pay Collateral Agent's reasonable costs incurred in discharging this Mortgage.

     22. Waivers. (a) Mortgagor agrees to the full extent permitted by law, that in case of an Event of Default hereunder, neither Mortgagor nor anyone claiming through or under Mortgagor shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for Mortgagor and all who may at any time claim through or under Mortgagor, hereby waives to the fullest extent that Mortgagor may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the Lien hereof.

     (b) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that the Collateral Agent would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be permitted by paragraph (c) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Mortgagor in any case shall entitle the Mortgagor to any other or further notice or demand in similar or other circumstances.

     (c) Neither this Mortgage nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Mortgagor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.2 of the Credit Agreement.

     (d) In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, the Collateral Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the Secured Obligations or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings (including, without limitation, the restrictions upon transfer contained in Paragraph 5).

     23. Further Assurances. At any time and from time to time, upon request by the Collateral Agent, Mortgagor will make, execute and deliver, or cause to be made, executed and delivered, to the Collateral Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by the Collateral Agent, any and all such other and further assignments, mortgages, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of the Collateral Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Mortgagor under this Mortgage, and (b) the Lien created by this Mortgage upon the Mortgaged Property. Upon any failure by Mortgagor so to do, the Collateral Agent may make, execute, record, file, re-record and/or refile any and all such assignments, mortgages, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints the Collateral Agent the agent and attorney in fact of Mortgagor so to do.

     24. Subrogation. The Collateral Agent shall be subrogated to all right, title, Lien or equity of all persons to whom Collateral Agent may have paid any monies in settlement of Liens or in acquisition of title or for its benefit hereunder, or for the benefit or account of Mortgagor or subsequently paid under any provisions hereof.

     25. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under this Mortgage and any and all other Loan Documents.

     26. Collateral Agent's Fees and Expenses; Indemnification. (a) Without in anyway limiting any other reimbursement obligations contained under the other Loan Documents, the Mortgagor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder.

     (b) Without limitation of its indemnification obligations under the other Loan Documents, the Mortgagor agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Mortgage or any claim, litigation, investigation or proceeding relating hereto or to the Mortgaged Property, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, or willful misconduct of such Indemnitee.

     (c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The provisions of this Paragraph 26 shall remain operative and in full force and effect regardless of the termination of this Mortgage or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Mortgage or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Secured Party. All amounts due under this Paragraph 26 shall be payable on written demand therefor.

     27. Submission to Jurisdiction. MORTGAGOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS MORTGAGE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING THEREIN AS THE COLLATERAL AGENT MAY ELECT IN ITS SOLE DISCRETION AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. MORTGAGOR AND COLLATERAL AGENT (BY ITS ACCEPTANCE OF THIS MORTGAGE) EACH HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM AND AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT COLLATERAL AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS MORTGAGE AGAINST COLLATERAL AGENT OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     MORTGAGOR AGREES THAT ANY ACTION COMMENCED BY MORTGAGOR ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING

UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT SOLELY IN A COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING THEREIN AS THE COLLATERAL AGENT MAY ELECT IN ITS SOLE DISCRETION AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WITH RESPECT TO ANY SUCH ACTION.

     MORTGAGOR AND COLLATERAL AGENT (BY ITS ACCEPTANCE OF THIS MORTGAGE) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN
SECTION 9.1 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF MORTGAGOR AND COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     28. WAIVER OF JURY TRIAL. MORTGAGOR AND COLLATERAL AGENT (BY ITS ACCEPTANCE OF THIS MORTGAGE) EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) IN WHICH ANY SUCH PERSON IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN ANY LOAN PARTY OR ANY OTHER PERSON AND ANY SECURED PARTY OR PARTICIPANT OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. EACH OF MORTGAGOR AND COLLATERAL AGENT (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS MORTGAGE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 28.

     29. Future Advances. This Mortgage secures future advances made pursuant to this Mortgage or the Credit Agreement.

     30. Advance Money Mortgage. This Mortgage secures future advances made pursuant to the Credit Agreement. Without limiting the foregoing, this Mortgage secures all advances made by the Collateral Agent of any kind or nature described in 42 Pa. C.S. Section 8144. The maximum principal amount that may be secured by this Mortgage is $400,000,000 plus certain other unpaid balances of advances, interest and costs and expenses described above; provided that in no event shall Collateral Agent be obligated to advance to or for the benefit of Mortgagor in excess of the stated principal amount of the loans evidencing the Secured Obligations. If Mortgagor sends a written notice to Collateral Agent which purports to limit the indebtedness secured by this Mortgage and to release the obligation of Collateral Agent to make any additional advances to Mortgagor, such notice shall be ineffective as to any future advances made: (i) to enable completion of improvements on the Property for which the loan secured hereby was originally made; (ii) to pay taxes, assessments, maintenance charges and insurance premiums; (iii) for costs incurred for protection of the Property or the lien of this Mortgage; (iv) expenses incurred by the Collateral Agent by reason of a default of Mortgagor hereunder or under the Loan Documents, (including, but not limited to, all fees and expenses of Collateral Agent's legal counsel); and (v) any other costs incurred by Collateral Agent to protect and preserve the Property. It is the intention of the parties hereto that any such advance made by Collateral Agent after any such notice by Mortgagor shall be secured by the lien of this Mortgage on the Property, all to the fullest extent provided in 42 Pa. C.S.A. 8144.

     31. Covenants Running with the Land. The covenants and agreements of Mortgagor herein shall be construed as covenants and agreements running with the land and shall be binding on Mortgagor and its successors and assigns; subject and provided always that in the event Mortgagor performs all of its obligations under the Credit Agreement, the other Loan Documents, and hereunder, and upon the satisfaction of this Mortgage of record, all of such covenants and agreements shall terminate absolutely.

     32. Business Purpose. Mortgagor warrants that this Mortgage is delivered in connection with a business or commercial loan transaction.

     33. True Copy. Mortgagor acknowledges receipt of a "True Copy" of this Mortgage, provided to Mortgagor without charge.

     34. Intent of the Parties. It is the intention of the Lender and the Mortgagor that this Mortgage shall not merge into any judgment in mortgage foreclosure or other judgment entered pursuant to this Mortgage or the Credit Agreement and that all rights, remedies, covenants, obligations, and agreements in this Mortgage shall survive the entry of such judgment or judgments.

     35. Warranties and Representations. It is intended that this Mortgage supplement the other Loan Documents, and the warranties, representations, covenants and agreements made by the Mortgagor herein are supplemental to those set forth in the other Loan Documents. In the event of a conflict between this Mortgage and the other Loan Documents, the terms of this Mortgage shall control with respect to the Land, the Improvements, the Property Leases and the Revenues.

     36. Fixture Filing. Certain of the Mortgaged Property is or will become "fixtures" (as that term is defined in the UCC) on the Land, and this Mortgage upon being filed for record in the real estate records of the county wherein such fixtures are situated shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such of the Mortgaged Property that is or may become fixtures.

     37. MORTGAGOR'S ACKNOWLEDGEMENT OF WAIVERS OF RIGHTS. THIS MORTGAGE CONTAINS MORTGAGOR'S WAIVER OF TRIAL BY JURY, PROVIDES FOR THE REMEDY OF CONFESSION OF JUDGMENT BY COLLATERAL AGENT AND WAIVES CERTAIN OTHER RIGHTS AND REMEDIES BY MORTGAGOR. IN CONNECTION THEREWITH, MORTGAGOR INTENTIONALLY, VOLUNTARILY, KNOWINGLY, AND INTELLIGENTLY WAIVES MORTGAGOR'S RIGHT TO A TRIAL BY JURY, ITS RIGHT, IF ANY, TO NOTICE AND TO BE HEARD BEFORE THE ENTRY OF JUDGMENT BY CONFESSION, AND WAIVES OTHER RIGHTS AND REMEDIES AS SET FORTH IN THIS MORTGAGE. MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY INDEPENDENT LEGAL COUNSEL AND THAT COUNSEL HAS REVIEWED AND EXPLAINED THE MEANING OF THESE WAIVERS AND REMEDIES TO MORTGAGOR

                  [Remainder of page left intentionally blank]

     IN WITNESS WHEREOF, Mortgagor has executed this Mortgage under seal, as of the day and year first above written.

Witness:                                    ELECTRONICS BOUTIQUE OF AMERICA INC.


/s/ Dawn Hofer                              By: /s/ David W. Carlson
------------------------------------            ---------------------------
Print Name: Dawn Hofer                      Name:    David W. Carlson

/s/ Matt Hodges
------------------------------------
Print Name: Matt Hodges                     Title:   Executive Vice President
                                                     and Chief Financial Officer

                                 STATE OF TEXAS

Tarrant County

     On this 5th day of October, 2005, before me personally appeared the above-named David W. Carlson, the Executive Vice President and Chief Financial Officer of Electronics Boutique of America Inc., a Pennsylvania corporation, and acknowledged the foregoing to be his/her free act and deed and the free act and deed of said Electronics Boutique of America Inc..

                                         /s/ Glenda Williams
                                         ----------------------------------
                                         Notary Public
                                         My commission expires:

                                                           (AFFIX SEAL)

DRAFTED BY AND WHEN RECORDED
RETURN TO:
Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
Attention: David S. Berman, Esquire

                                    EXHIBIT A

                             DESCRIPTION and RECITAL

ALL THAT Certain lot or piece of ground with the buildings and improvements thereon erected, SITUATE in the Township of West Goshen, County of Chester and Commonwealth of Pennsylvania bounded and described in accordance with an As-Built Survey and Land Title Survey made for the Denney-Reyburn Company, dated September 27, 1989 by Yerkes Associates, Inc., West Chester, Pa. as follows:

BEGINNING at a spike set in the title line of Matlack Street (50 feet wide) at its intersection with the Easterly right of way line of the West Chester By-Pass Route 202; thence leaving Matlack Street and extending along the Easterly right of way line of the West Chester By-Pass Route 202, the (6) following courses and distances to wit: (1) North 32 degrees, 43 minutes, 00 seconds East, 44.00 feet to an iron pint; thence (2) North 57 degrees, 17 minutes, 00 seconds West, 5.16 feet to a point of curve; thence (3) in a Northwesterly direction along a curved line curving to the right, having a radius of 116.00 feet to an arc distance of
151.27 feet and the chord of the arc being North 19 degrees, 55 minutes, 33 seconds West, 140.77 feet to an iron pin set at a point of compound curve; thence (4) in a Northeasterly direction along a curved line curving to the right having a radius of 366.00 feet to an arc distance of 91.74 feet and the chord of the arc being North 24 degrees, 36 minutes, 44 seconds East 91.60 feet to an iron point; thence (5) South 58 degrees, 12 minutes, 25 seconds East, 15.00 feet to an iron pin; thence (6) North 31 degrees, 57 minutes, 19 seconds East, 432.68 feet to an iron pin set at a common corner with land belonging now or formerly to Francis H. Henderson; thence leaving the road and extending along land belonging now or formerly to Francis H. Henderson, North 52 degrees, 38 minutes, 00 seconds East, 156.47 feet to an iron pin set at a common corner with land belonging now or formerly to Rowen and Drury; thence extending along land belonging now or formerly to Starr Associates, South 39 degrees, 27 minutes, 00 seconds East, 693.92 feet to an iron pin set at a common corner with land belonging now or formerly to Richard M. Fedor; thence extending along land belonging now or formerly to Richard M. Fedor, South 22 degrees, 43 minutes, 00 seconds West, 800.00 feet to a spike set in the title line in the bed of Matlack Street; thence extending along the title line in the bed of Matlack Street, North 57 degrees, 17 minutes, 00 seconds West, 626.52 feet to the first mentioned point and piece of beginning.

CONTAINING an area of 13.428 Acres of land, be the same more or less.

CHESTER COUNTY TAX PARCEL #52-7-31.1

BEING the same premises which Rouse & Associates - 931 South Matlack Street Limited Partnership, a Pennsylvania Limited Partnership by Deed dated 10-30-1997 and recorded in Chester County, in Record Book 4254 page 502 conveyed unto The Electronics Boutique, Inc., A Corporation

TOGETHER with all and singular the buildings, improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of the said Grantor as well at law as in equity, of, in, and to the same.

TO HAVE AND TO HOLD the said lot or piece of round described with the said hereditaments and premises hereby granted, or mentioned, and intended so to be, with the appurtenances, unto the said Grantee(s), its successors end .assigns, to and for the only proper use and behoof of the said Grantee(s), its successors and assigns forever.

AND the said Grantor for itself and its successors and assigns, does by these presents, covenant, promise, and agree, to and with the said Grantee(s), its successor and assigns that they the said Grantor its successors and assigns, all and singular the Hereditaments and premises herein above described and granted, or mentioned and intended so to be with the Appurtenances unto the said Grantee(s), its successors and assigns, against the said Grantor its successors and assigns, and against all and every Person or Persons whomsoever lawfully claiming or to claim the same or any part thereof, by from. or under him, her, them, shall and will subject as aforesaid SPECIALLY WARRANT AND FOREVER DEFEND.